Net finance income	12 Months Ended
Dec. 31, 2025
Net Finance Income (Costs) [Abstract]
Net finance income	Net finance income

	2025	2024	2023
(in $ millions)	$	$	$
Financial assets measured at amortized cost - interest income (primarily time deposits, debt investments and cash and cash equivalents)	167	187	197
Net foreign exchange gain	42	—	1
Others	31	—	—
Finance income	240	187	198
Financial liabilities measured at amortized cost – interest expense	(71)	(41)	(99)
Net foreign exchange loss	—	(65)	—
Finance costs	(71)	(106)	(99)
Net change in fair value of financial assets and liabilities	34	*	(39)
Net finance income recognized in profit or loss	203	81	60
*Amount less than $1 million